                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              -------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




               Date of Report (Date of earliest event reported):
                          June 8, 2000 (May 31, 2000)
                          ---------------------------

                             LOWE'S COMPANIES, INC.
                             ----------------------
               (Exact name of registrant as specified in charter)

        North Carolina                   1-78-98           56-0578072
-----------------------------------      -------           ----------
       (State or other                 (Commission       (IRS Employer
        jurisdiction of                File Number)    Identification No.)
        incorporation)


      1605 Curtis Bridge Road
     Wilkesboro, North Carolina                 28697
---------------------------------------      -----------
Address of principal executive offices)       (Zip Code)

      Registrant's telephone number, including area code:  (336) 658-4000
                                                           --------------

                                Not Applicable
                     -------------------------------------
          (former name or former address if changed since last report)

                              Page 1 of 4 pages.
                       Exhibit Index appears on page 4.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits are filed in connection with the Registrant's offer and sale on June 5, 2000 of $500,000,000 principal amount of 8 1/4% Notes due June 1, 2010 (the "Notes") pursuant to its Shelf Registration Statement on Form S-3 (File No. 333-34580). The Notes were issued under the Amended and Restated Indenture, dated December 1, 1995, between the Registrant and Bank One, N.A., formerly known as The First National Bank of Chicago, as trustee.

  Exhibits
  --------

     1.1 Purchase Agreement, dated May 31, 2000, among Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc., Morgan Stanley & Co. Incorporated and Lowe's Companies, Inc.

     4.1  Amended and Restated Indenture, dated December 1, 1995, between
          Lowe's Companies, Inc. and Bank One, N.A., formerly known as The First National Bank of Chicago, as trustee (filed as Exhibit 4.1 to the Current Report on Form 8-K of Lowe's Companies, Inc., filed on December 15, 1995, and incorporated by reference herein).

     4.2  Form of Lowe's Companies, Inc. 8 1/4% Notes due June 1, 2010.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      LOWE'S COMPANIES, INC.


                                        /s/ Thomas E. Whiddon
Date:   June 8, 2000                  __________________________________
                                      Name:  Thomas E. Whiddon
                                      Title: Executive Vice President and Chief
                                             Financial Officer

                                 EXHIBIT INDEX

     1.1 Purchase Agreement, dated May 31, 2000, among Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc., Morgan Stanley & Co. Incorporated and Lowe's Companies, Inc.

     4.1 Amended and Restated Indenture, dated December 1, 1995, between Lowe's Companies, Inc. and Bank One, N.A., formerly known as The First National Bank of Chicago, as trustee (filed as Exhibit 4.1 to the Current Report on Form 8-K of Lowe's Companies, Inc., filed on December 15, 1995, and incorporated by reference herein).

     4.2  Form of Lowe's Companies, Inc. 8 1/4% Notes due June 1, 2010.